UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 30, 2012

CHICAGO BRIDGE & IRON COMPANY N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	N.A.	1-12815
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)	(Commission File Number)

Oostduinlaan 75, 2596JJ The Hague, The Netherlands

(Address of principal executive offices and zip code)

31-70-373-2010

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Agreement.

On July 30, 2012, Chicago Bridge & Iron Company N.V., (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) by and among the Company, The Shaw Group Inc., a Louisiana corporation (“Shaw”), and Crystal Acquisition Subsidiary Inc, a Louisiana corporation and wholly-owned subsidiary of the Company (“Merger Sub”). The Transaction Agreement provides that, upon the terms and subject to the conditions set forth in the Transaction Agreement, Merger Sub will merge with and into Shaw (the “Merger”), with Shaw surviving the Merger as a wholly-owned subsidiary of the Company.

Pursuant to the Transaction Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, no par value, of Shaw (other than any dissenting shares, treasury shares, or shares held by Shaw, the Company or Merger Sub and their respective subsidiaries) will be cancelled and extinguished and converted into the right to receive (i) $41.00 in cash and (ii) an amount of cash in euros equal to the par value of 0.12883 shares of Company common stock, which cash will not actually be paid, but will instead be converted automatically into 0.12883 of a share of Company common stock immediately after the effective time of the Merger (the “Merger Consideration”).

Pursuant to the Transaction Agreement, equity awards relating to shares of Shaw’s common stock will either be cancelled and converted upon the consummation of the Merger into the right to receive the Merger Consideration (or the cash value thereof) or will be converted into comparable equity awards relating to Company common stock on generally the same terms and conditions as prior to the Merger.

The Transaction Agreement, which has been approved by Shaw’s board of directors, contains (i) representations and warranties of Shaw and the Company, including, among others, with respect to corporate organization, capitalization, corporate authority, third party and governmental consents and approvals, reports and regulatory matters, financial statements and compliance with law, (ii) covenants of Shaw and the Company to conduct their respective businesses in the ordinary course and consistent with past practice and not to take certain actions until the Merger is complete and (iii) covenants of Shaw and the Company to use certain efforts and take specified actions necessary to complete the Merger, including making any required filings.  In addition, Shaw has agreed not to (x) solicit any competing proposals relating to alternative business combination transactions or (y) enter into discussions concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions, subject to certain exceptions.

Consummation of the Merger is subject to certain conditions, including (i) approval of the Transaction Agreement by each of Shaw’s and the Company’s shareholders, (ii) expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) antitrust clearance in the People’s  Republic of China, (iv) completion of review by the Committee on Foreign Investments in the United States under the Exon-Florio Amendment, as amended, (v) approval by the U.S. Nuclear Regulatory Commission of the transfer of certain licenses under the Atomic Energy Act of 1954, as amended, (vi) the consummation of the previously announced sale of Shaw’s Energy and Chemicals business segment to Technip S.A., (vii) the valid exercise of put options by Nuclear Energy Holdings L.L.C., a wholly-owned subsidiary of Shaw, to sell its investment in Westinghouse to Toshiba Corporation as previously announced, (viii) Shaw’s possession of at least $800 million of cash and cash equivalents on the closing date of the Merger available to the Company to pay as part of the cash consideration in the Merger, (ix) EBITDA for Shaw for the period of four consecutive fiscal quarters ending prior to the closing date of the Merger of not less than $200 million, (x) net indebtedness for borrowed money of Shaw not exceeding defined levels, (xi)  the absence of any material adverse effect on each of Shaw’s and the Company’s businesses, (xii) subject to certain exceptions, the accuracy of the representations and warranties of, and compliance with the covenants by, each party, and (xiii) other customary closing conditions.  The affirmative vote of shareholders holding 75% of the outstanding shares of Shaw common stock, excluding the vote of any person who beneficially owns 5% or more of Shaw’s outstanding common stock as of the applicable record date, and of a majority of the votes cast by holders of Company common stock as of the applicable record date, is required to approve the Transaction Agreement.

The Transaction Agreement also contains certain customary termination provisions, including permitted termination of the Transaction Agreement (i) by Shaw, at any time prior to Shaw’s shareholder meeting called to approve the Transaction Agreement, in order to enter into a binding written agreement with respect to a “Company Superior Proposal” (as defined in the Transaction Agreement); provided that Shaw first complies with certain notice and other requirements set forth in the Transaction Agreement, (ii) by the Company if Shaw’s board of directors recommends a competing proposal or withdraws its recommendation of the Merger, (iii) by either party if either Shaw’s or the Company’s shareholders fail to approve the Transaction Agreement at the shareholder meeting called to obtain such approval, (iv) by either party if a governmental entity enjoins the Merger or the necessary clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the applicable antitrust laws in the People’s Republic of China shall have been conclusively denied or (v) by either party if the Merger has not closed on or before April 30, 2013 or, under certain circumstances, June 30, 2013.

In certain circumstances in connection with the termination of the Transaction Agreement, including if Shaw’s board of directors changes or withdraws its recommendation of the Merger or terminates the Transaction Agreement to enter into an agreement for an alternative business combination transaction, Shaw must pay to the Company a termination fee equal to $104 million.  Shaw must also pay to the Company a termination fee equal to $32 million  if the Transaction Agreement is terminated because Shaw’s shareholders fail to approve the Transaction Agreement at the shareholder meeting called to obtain such approval.  The Transaction Agreement also provides that the Company is required to pay Shaw a reverse termination fee of $64 million if the Transaction Agreement is terminated because the Company’s shareholders fail to approve the Transaction Agreement at the shareholder meeting called to obtain such approval, or $208 million if the Transaction Agreement is terminated under circumstances where all closing conditions have been satisfied but the full proceeds of the Company’s debt financing are not available to complete the Merger and the Company fails to effect the Closing.

A copy of the Transaction Agreement is filed herewith as Exhibit 2.1 and is incorporated in this Item 1.01 by reference.  The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement.  The representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties.  Accordingly, the representations and warranties in the Transaction Agreement are not necessarily characterizations of the actual state of facts about the Company or Shaw at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission.

In connection with the Merger, on July 30, 2012, the Company entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Crédit Agricole Corporate and Investment Bank (collectively, the “Lending Parties”), pursuant to which the Lending Parties have committed to provide new senior credit facilities in an aggregate principal amount of $2.2 billion, consisting of a $400 million revolving credit facility with a 5-year term; a $1 billion, 4-year term loan facility; and an $800 million, 364-day bridge loan facility.  In addition, the Lending Parties have agreed to arrange an amendment to the Company’s existing $1.1 billion revolving credit facility or, if the amendment is not obtained, to provide a new $1.1 billion revolving credit facility.  The borrowings under the new revolving, term loan and bridge facilities may be used to finance the Merger and to pay for fees and expenses incurred in connection with the Merger, and, in the case of the revolving facility, for working capital and other general corporate purposes of the Company following the closing of the Merger.  The availability of the loans under the new facilities is subject to the satisfaction of certain conditions, including the consummation of the Merger, the absence of the occurrence of a material adverse event with respect to Shaw, the compliance by the Company with a 3.25:1.00 pro forma leverage ratio on the closing date of the Merger, Shaw’s possession of at least $800 million of unrestricted cash and cash equivalents on the closing date of the Merger, the negotiation of definitive documentation in respect of the facilities, and other customary closing conditions.

Important Information For Investors  And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, the Company expects to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Shaw and the Company that also constitutes a prospectus of the Company. The Company and Shaw also plan to file other documents with the SEC regarding the proposed transaction. A definitive joint proxy statement/prospectus will be mailed to shareholders of Shaw and the Company. INVESTORS AND SECURITY HOLDERS OF SHAW AND THE COMPANY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other relevant documents filed by the Company and Shaw, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting the Company’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by Shaw will be available free of charge on Shaw’s internet website at www.Shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Shaw’s Investor Relations Department at 225-987-7372.

Participants in the  Solicitation

The Company, Shaw, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Shaw and the Company in connection with the proposed transaction. Information about the directors and executive officers of Shaw is set forth in Shaw’s proxy statement for its 2011 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC in connection with the proposed transaction if and when they become available.

Cautionary Statement  Regarding Forward-Looking Statements

This communication contains forward-looking statements and information about our current and future prospects and our operations and financial results, which are based on currently available information. Actual future results and financial performance could vary significantly from those anticipated in such statements. The forward looking statements include assumptions about our operations, such as cost controls and market conditions, and the proposed merger (including its benefits, results, effects and timing) that may not be realized.  Risks and uncertainties related to the merger include, but are not limited to:  the failure of the shareholders of the Company or the shareholders of Shaw to approve the merger; the risk that the conditions to the closing of the merger are not satisfied; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Shaw’s businesses and operations with the Company’s business and operations; the inability to obtain, or delays in obtaining, cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Additional factors that could cause future results or events to differ from those we expect are those risks discussed under Item 1A “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, and June 30, 2012, and other reports filed with the Securities and Exchange Commission (SEC). Please read our “Risk Factors” and other cautionary statements contained in these filings.

We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise.  As a result of these risks and others, actual results could vary significantly from those anticipated in this communication, and our financial condition and results of operations could be materially adversely affected.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

2.1*	Transaction Agreement, dated as of July 30, 2012, by and among The Shaw Group, Inc., Chicago Bridge & Iron Company N.V. and Crystal Acquisition Subsidiary Inc.

10.1

Commitment Letter, dated as of July 30, 2012, by and among Chicago Bridge & Iron Company N.V., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Crédit Agricole Corporate and Investment Bank.

*              Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

CHICAGO BRIDGE & IRON COMPANY N.V. By: Chicago Bridge & Iron Company B.V. Its: Managing Director

Date: August 1, 2012	By:	/s/ Ronald A. Ballschmiede
Ronald A. Ballschmiede Managing Director (Principal Financial Officer)

EXHIBIT INDEX

Exhibit
No.	Description

2.1*	Transaction Agreement, dated as of July 30, 2012, by and among The Shaw Group, Inc., Chicago Bridge & Iron Company N.V. and Crystal Acquisition Subsidiary Inc.

10.1

Commitment Letter, dated as of July 30, 2012, by and among Chicago Bridge & Iron Company N.V., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Crédit Agricole Corporate and Investment Bank.

*              Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.